GUGGENHEIM STRATEGIC OPPORTUNITIES FUND

COMMON SHARES (PAR VALUE $0.01 PER SHARE)

FIFTH AMENDMENT

TO

CONTROLLED EQUITY OFFERING℠ SALES AGREEMENT

November 21, 2025

THIS FIFTH AMENDMENT (this “Amendment”) to the Sales Agreement (defined below) is entered into on and as of November 21, 2025, by and among Guggenheim Strategic Opportunities Fund, a statutory trust organized under the laws of the State of Delaware (the “Fund”), Guggenheim Funds Investment Advisors, LLC, a Delaware limited liability company (the “Adviser”) and Cantor Fitzgerald & Co. (“CF&Co”, and together with the Fund and Adviser, the “Parties”). Capitalized terms used and not defined in this Amendment have the meanings ascribed thereto in the Sales Agreement.

WHEREAS, the Parties entered into that certain Controlled Equity Offering℠ Sales Agreement, dated July 1, 2019 (the “Original Sales Agreement”), with respect to the issuance and sale of up to 11,250,000 shares of the Fund’s common shares of beneficial interest, par value $0.01 per share (“Common Shares”);

WHEREAS, on February 1, 2021, the Parties entered into that certain First Amendment to Controlled Equity Offering℠ Sales Agreement (the “First Amendment”), with respect to the issuance and sale of Common Shares having an aggregate initial offering price of up to $159,724,117;

WHEREAS, on September 16, 2021, the Parties entered into that certain Second Amendment to Controlled Equity Offering℠ Sales Agreement (the “Second Amendment”), with respect to the issuance and sale of Common Shares having an aggregate initial offering price of up to $374,537,331;

WHEREAS, on March 27, 2023, the Parties entered into that certain Third Amendment to Controlled Equity Offering℠ Sales Agreement (the “Third Amendment”), with respect to the issuance and sale of Common Shares having an aggregate initial offering price of up to $330,024,727;

WHEREAS, on May 3, 2024, the Parties entered into that certain Fourth Amendment to Controlled Equity Offering℠ Sales Agreement (as amended, the “Sales Agreement”), with respect to the issuance and sale of Common Shares having an aggregate initial offering price of up to $850,000,000; and

WHEREAS, the Parties desire to amend the Sales Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

1.              The first sentence of Section 1 of the Sales Agreement is hereby amended and replaced in its entirety with the following:

The Fund agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may sell through CF&Co, acting as agent and/or principal, the Fund’s common shares of beneficial interest, $0.01 par value per share (the “Common Shares”), having an aggregate initial offering price of up to $1,000,000,000 (the “Placement Shares”), as the Fund and CF&Co shall mutually agree from time to time.

2.              The fifth sentence of Section 1 of the Sales Agreement is hereby amended and replaced in its entirety with the following:

The Fund has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”) and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (collectively, the “Investment Company Act”), with the Commission a registration statement on Form N-2 (File Nos. 333-291739 and 811-21982) (the “registration statement”).

3.              Each of the Fund and the Adviser represent to CF&Co that it has duly authorized, executed and delivered this Amendment.

4.              Except as modified and amended in this Amendment, the Sales Agreement shall remain in full force and effect.

5.              This Amendment shall be governed by and construed in accordance with the law governing the Sales Agreement.

6.              This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the date first above written.

Very truly yours,

GUGGENHEIM STRATEGIC

OPPORTUNITIES FUND

By:	/s/ Brian E. Binder Name: Brian E. Binder Title: President and Chief Executive Officer

GUGGENHEIM FUNDS INVESTMENT ADVISORS, LLC

By:	/s/ Brian E. Binder Name: Brian E. Binder Title: President and Chief Executive Officer

Signature Page to Fifth Amendment to Controlled Equity Offering℠ Sales Agreement

ACCEPTED, as of the date first-above written:

CANTOR FITZGERALD & CO.

By: /s/ Sameer Vasudev
Name: Sage Kelly
Title: Managing Director

Signature Page to Fifth Amendment to Controlled Equity Offering℠ Sales Agreement